                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           May 3, 2005
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                      0-24412                42-1421406
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 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)

    101 Second Street SE, Suite 800, Cedar Rapids, Iowa           52401
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              (Address of Principal Executive Offices)          (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|  | Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

|  | Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|  | Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|  | Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     As discussed a press release dated May 3, 2005 issued by the Registrant, on
April 29, 2005,  the  Registrant's  board of directors  approved the terms of an
Interim Investment  Advisory Agreement (the "MACC Agreement") with InvestAmerica
Investment Advisors, Inc. (the "InvestAmerica"). The MACC Agreement is effective as of April 30, 2005 pursuant to Rule 15a-4 adopted under the Investment Company
Act of 1940 (the "ICA").

     As discussed  below in Item 1.02, the MACC Agreement  temporarily  replaces that  Investment  Advisory  Agreement  dated  March 1,  2004  (the  "Atlas  MACC
Agreement") between the Registrant and Atlas Management Partners, LLC ("Atlas").
Under the MACC Agreement, the Registrant will pay InvestAmerica a management fee of 1.5% of its Assets Under  Management (as defined in the MACC  Agreement),  as opposed to its  payment of 2.5% of Assets  Under  Management  to Atlas under the
Atlas  MACC  Agreement.  Additionally,  the  MACC  Agreement  provides  that the
Registrant will pay  InvestAmerica an incentive fee of 13.4% of the Registrant's
Net Capital Gains (as defined in the MACC Agreement),  as opposed to its payment of 20.0% of its Net  Capital  Gains to Atlas  under  the Atlas  MACC  Agreement.
InvestAmerica  had served as sole  investment  advisor to  Registrant  from 1995 through  February,  2004, and has been  subadvisor to Registrant  since March 1,
2004.

     A copy of the MACC  Agreement  has been filed with this  Current  Report on
Form 8-K as Exhibit 10.1,  and is  incorporated  herein by  reference.  Further, additional  information  respecting  the MACC Agreement is provided in the press release  dated May 3, 2005 of the  Registrant,  which has been  filed  with this
Current  Report  on Form 8-K as  Exhibit  99.1,  and is  incorporated  herein by reference.

     As discussed in a press release dated May 3, 2005 issued by the Registrant, on April 29,  2005,  the board of  directors  of the  Registrant's  wholly-owned subsidiary,  MorAmerica Capital Corporation ("MorAmerica") approved the terms of an Interim  Investment  Advisory  Agreement (the  "MorAmerica  Agreement")  with
InvestAmerica.  The  MorAmerica  Agreement  is  effective  as of April 30,  2005 pursuant to Rule 15a-4 adopted under the ICA.

     As  discussed  below in Item 1.02,  the  MorAmerica  Agreement  temporarily replaces  that  Investment  Advisory  Agreement  dated March 1, 2004 (the "Atlas
MorAmerica  Agreement")  between  MorAmerica  and  Atlas.  Under the  MorAmerica
Agreement,  MorAmerica will pay  InvestAmerica a management fee of the lesser of
1.5% of (i) its Combined  Capital (as defined in the  MorAmerica  Agreement)  or
(ii) its Assets Under  Management (as defined in the MorAmerica  Agreement);  as opposed to its payment of 2.5% of Capital  Under  Management  (as defined in the
Atlas  MorAmerica  Agreement)  to Atlas  under the Atlas  MorAmerica  Agreement.
Additionally,  the  MorAmerica  Agreement  provides  that  MorAmerica  will  pay
InvestAmerica  an incentive fee of 13.4% of  MorAmerica's  Net Capital Gains (as
defined in the MorAmerica Agreement),  as opposed to its payment of 20.0% of its
Net Capital Gains to Atlas under the Atlas MorAmerica  Agreement.  InvestAmerica had served as sole investment  advisor to MorAmerica from 1995 through February,
2004, and has been subadvisor to MorAmerica since March 1, 2004.

     A copy of the MorAmerica  Agreement has been filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated  herein by reference.  Further, additional  information  respecting the MorAmerica  Agreement is provided in the press  release  dated May 3, 2005 of the  Registrant,  which has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is  incorporated  herein by reference.

     As part of its review of the  MorAmerica  Agreement,  the SBA has  directed that  InvestAmerica's  incentive  fee  must  be  subordinated  to  repayment  by
MorAmerica of all its  obligations to SBA. A draft  subordination  agreement has been submitted to SBA for this purpose, but has not yet been executed.

     As discussed below in Item 5.02,  principals and employees of InvestAmerica have been officers of the Registrant and MorAmerica and, in conjunction with the new advisory  agreements,  will continue to service as officers of both MACC and
MorAmerica in the capacities noted below.

     Item 1.02 Termination of a Material Definitive Agreement.

     As discussed in a press release dated May 3, 2005 issued by the Registrant, on April 29, 2005, the Registrant's  board of directors accepted the resignation of  Atlas as the  Registrant's  investment  adviser  and  thus  the  Atlas  MACC
Agreement was terminated as of April 29, 2005.

     Both the  Registrant's  Board of  Directors  and Atlas  agreed to waive any notice provisions under the Atlas MACC Agreement, and the Registrant incurred no penalties resulting from the termination of the Atlas MACC Agreement.

     Additional  information  respecting  the  termination  of  the  Atlas  MACC
Agreement is provided in a press  release  dated May 3, 2005 of the  Registrant, which has been filed with this Current  Report on Form 8-K as Exhibit 99.1,  and is incorporated herein by reference.

     Both of  MorAmerica's  Board of  Directors  and  Atlas  agreed to waive any notice provisions under the Atlas MorAmerica Agreement,  and MorAmerica incurred no penalties resulting from the termination of the Atlas MorAmerica Agreement.

     Additional  information  respecting the termination of the Atlas MorAmerica
Agreement is provided in a press  release  dated May 3, 2005 of the  Registrant, which has been filed with this Current  Report on Form 8-K as Exhibit 99.1,  and is incorporated herein by reference.

     Item 5.02  Departure  of  Directors  of  Principal  Officers;  Election  of
Directors; Appointment of Principal Officers.

     As discussed in more detail in a press  release dated May 3, 2005 issued by the Registrant, on April 29, 2005, the boards of directors of the Registrant and of MorAmerica  appointed Mr. David R. Schroder as President and Secretary of the
Registrant  and of  MorAmerica.  Mr.  Schroder,  age 62,  served  as  President,
Secretary and a Director of the

Registrant and of MorAmerica  from 1994 through 2004.  From 2004 to the present,
Mr. Schroder was the Treasurer and CFO of the  Registrant,  and the Treasurer of
MorAmerica.  Since 1985,  Mr.  Schroder  has been a principal  of  InvestAmerica
Venture Group, Inc. and is presently President,  Secretary and a Director.  From
1985  to  1994,  InvestAmerica  Venture  Group,  Inc.  provided  management  and investment  services to MorAmerica.  Venture Group presently provides management and investment  services to a private investment  partnership,  the Iowa Venture
Capital Fund, L.P. Mr.  Schroder is also President,  Secretary and a Director of
InvestAmerica N.D.  Management,  Inc., which provides  management and investment services  to NDSBIC,  L.P.  Mr.  Schroder  is also  President,  Secretary  and a
Director of InvestAmerica ND, L.L.C., the general partner of NDSBIC,  L.P. Since
2002  Mr.  Schroder  is  also  President  and  Secretary  of  InvestAmerica  L&C
Management,  Inc.  and  InvestAmerica  L&C,  LLC,  respectively  the Manager and
General  Partner  of Lewis and Clark  Private  Equities,  LP, a  licensed  Small
Business Investment Company ("SBIC").  Since August,  2004, Mr. Schroder is also
President and Secretary of InvestAmerica NW Management,  Inc. and  InvestAmerica
NW, LLC, respectively the Manager and General Partner of Invest Northwest, LP, a
private  venture   capital  limited   partnership.   As  a   representative   of
InvestAmerica  and  affiliates,  Mr.  Schroder  also  serves  on the  boards  of directors of several of the Registrant's  portfolio  companies and the portfolio companies  of other  managed  funds.  Mr.  Schroder  received  a  B.S.F.S.  from
Georgetown University and an M.B.A. from the University of Wisconsin.

     On April  29,  2005,  the  boards of  directors  of the  Registrant  and of
MorAmerica  appointed Mr.  Robert A. Comey as Executive  Vice  President,  Chief
Financial Officer,  Chief Compliance Officer,  Treasurer and Assistant Secretary
of the  Registrant  and of  MorAmerica.  Mr. Comey,  age 59, was Executive  Vice
President,  Treasurer and a Director of the  Registrant  from 1994 through 2004, was a  Director  of  MorAmerica  from 1989  through  2004,  was  Executive  Vice
President and  Assistant  Secretary of  MorAmerica  from 1994 through 2004,  was
Treasurer of MorAmerica  from 1994 through the present,  and was Chief Financial
Officer of  MorAmerica  from 2004 until the present.  Since 1986,  Mr. Comey has been a principal of InvestAmerica Venture Group, Inc. and is presently Executive
Vice  President,  Treasurer and a Director.  Since 1996, Mr. Comey has also been
Executive  Vice  President,  Treasurer  and a  Director  of  InvestAmerica  N.D.
Management,  Inc. Mr. Comey is also Executive Vice President,  Treasurer,  and a
Director of InvestAmerica ND, L.L.C., the general partner of NDSBIC.  Since 2002
Mr. Comey is also Executive Vice President of InvestAmerica L&C Management, Inc.
and  InvestAmerica  L&C, LLC,  respectively  the Manager and General  Partner of
Lewis and Clark Private Equities,  LP, an SBIC. Since August, 2004, Mr. Comey is
also  Executive  Vice  President  of  InvestAmerica  NW  Management,   Inc.  and
InvestAmerica  NW, LLC,  respectively  the Manager and General Partner of Invest
Northwest,   LP,  a  private   venture  capital   limited   partnership.   As  a
representative  of  InvestAmerica  and affiliates,  Mr. Comey also serves on the boards of directors of several of the Registrant's  portfolio  companies and the portfolio  companies  of other  managed  funds.  Mr.  Comey  received an A.B. in
Economics from Brown University and an M.B.A. from Fordham University.

     On April  29,  2005,  the  boards of  directors  of the  Registrant  and of
MorAmerica  appointed  Mr.  Kevin F.  Mullane as Senior  Vice  President  of the
Registrant and of MorAmerica. Mr. Mullane was a Vice President of the Registrant
from 1994 through 1999, a Vice President of MorAmerica from 1994 through 1998, a
Senior Vice  President of the  Registrant  from 2000

through 2004, and a Senior Vice President of MorAmerica  from 1999 through 2004.
Mr. Mullane,  age 49, has been a principal of InvestAmerica  Venture Group, Inc.
since 1985, and is presently  Senior Vice President and a Director.  Since 1996,
Mr. Mullane has also been Senior Vice President and a Director of  InvestAmerica
ND Management,  Inc. Mr. Mullane is also Senior Vice President and a Director of
InvestAmerica  N.D., L.L.C. Since 2002 Mr. Mullane is also Senior Vice President of InvestAmerica L&C Management,  Inc. and InvestAmerica L&C, LLC. Since August,
2004, Mr. Mullane is also Senior Vice President of  InvestAmerica NW Management,
Inc.  and  InvestAmerica  NW,  LLC. As a  representative  of  InvestAmerica  and affiliates, Mr. Mullane also serves on the boards of directors of several of the
Registrant's  portfolio  companies and the portfolio  companies of other managed funds. Mr. Mullane  received an M.B.A.  and an M.S. in Business  Administration,
Emphasis in Accounting, from Rockhurst Jesuit University.

     On April 29, 2005, the board of directors of the  Registrant  appointed Mr.
Michael H. Reynoldson as Vice President of the Registrant.  Mr. Reynoldson,  age
40, was Vice  President of the  Registrant  from 2002 through 2004, and has been
the  Vice  President  of  MorAmerica   since  2002.  He  is  Vice  President  of
InvestAmerica  L&C, LLC since 2002. Since August,  2004, Mr.  Reynoldson is also
Vice President of InvestAmerica  NW, LLC. As a  representative  of InvestAmerica and affiliates, Mr. Reynoldson also serves on the boards of directors of several of the  Registrant's  portfolio  companies and the portfolio  companies of other managed  funds.  From 1999 to 2000, Mr.  Reynoldson  was a Managing  Director of
AAVIN, LLC, a venture capital and private equity fund. Mr.  Reynoldson  received an M.B.A. from the University of Iowa and a B.A. in Business Administration from
Washington State University.

     These  officers  were  appointed to replace Mr. Kent I. Madsen as President and Secretary of the Registrant and of MorAmerica;  Mr. Timothy Bridgewater,  as
Vice President and Assistant Secretary of the Registrant and of MorAmerica;  and
of Mr. Nick  Efstratis,  as Vice President and Chief  Compliance  Officer of the
Registrant and of MorAmerica.

     Additional  information respecting the appointment of the above officers is provided in the press  release  dated May 3, 2005 of the  Registrant,  which has been  filed  with  this  Current  Report  on Form 8-K as  Exhibit  99.1,  and is
incorporated herein by reference.

     Item 8.01 Other Events.

     The  Registrant  issued  a  press  release  on May 3,  2005  regarding  the rescheduling of its 2005 Annual Shareholders  Meeting,  recent directives of the
United States Small Business  Administration,  the  effectiveness  of an interim
investment  advisory  agreement  with  its  new  investment  adviser,   and  the
appointment of new officers.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          10.1 Interim  Investment  Advisory  Agreement  dated  April  30,  2005 between MACC Private Equities Inc. and  InvestAmerica  Investment
               Advisors, Inc.

          10.2 Interim  Investment  Advisory  Agreement  dated  April  30,  2005
               between   MorAmerica   Capital   Corporation  and   InvestAmerica
               Investment Advisors, Inc.

          99.1 Press Release dated May 3, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: May 3, 2005

                                       MACC PRIVATE EQUITIES INC.

                                       By:      /s/ David R. Schroder
                                           -------------------------------------
                                            David R. Schroder
                                            President and Secretary

                                  Exhibit Index

Exhibit
Number         Description

10.1           Interim  Investment  Advisory  Agreement  dated  April  30,  2005 between MACC Private Equities Inc. and  InvestAmerica  Investment
               Advisors, Inc.

10.2           Interim  Investment  Advisory  Agreement  dated  April  30,  2005
               between   MorAmerica   Capital   Corporation  and   InvestAmerica
               Investment Advisors, Inc.

99.1           Press Release dated May 3, 2005